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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2004

MarkWest Energy Partners, L.P.
(Exact name of registrant as specified in its chapter)

Delaware	1-31239	27-0005456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

155 Inverness Drive West, Suite 200, Englewood, CO		80112-5000
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code: 303-290-8700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        On September 15, 2004, MarkWest Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), entered into an underwriting agreement, which is attached hereto as Exhibit 1.1, with respect to the issuance and sale in an underwritten public offering (the "Common Unit Offering") by the Partnership of 2,000,000 common units representing limited partner interests (the "Common Units") and the sale by certain selling unitholders (the "Selling Unitholders") of 157,395 Common Units. The underwriters were also granted an option to purchase up to an additional 323,609 common units from the Partnership. The Common Units to be sold in the Common Unit Offering were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-116680). The closing of the Common Unit Offering is expected to occur on September 21, 2004.

Item 9.01. Financial Statements and Exhibits.

(c)
Exhibits

        Each exhibit identified below is filed as part of this report:

Exhibit 1.1	Underwriting Agreement dated as of September 15, 2004 by and among the Partnership, the underwriters named therein and the other parties thereto relating to the Common Units Offering.
Exhibit 5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Common Units.
Exhibit 8.1	Opinion of Vinson & Elkins L.L.P. as to certain tax matters.
Exhibit 23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).
Exhibit 99.1	Press Release of the Partnership dated September 15, 2004 regarding the pricing of the Common Units Offering.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarkWest Energy Partners, L.P. (Registrant)
	By:	MarkWest Energy GP, L.L.C. its General Partner
Date: September 20, 2004	By:	/s/ JAMES G. IVEY
	Name:	James G. Ivey
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement dated as of September 15, 2004 by and among the Partnership, the underwriters named therein and the other parties thereto relating to the Common Units Offering.
Exhibit 5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Common Units.
Exhibit 8.1	Opinion of Vinson & Elkins L.L.P. as to certain tax matters.
Exhibit 23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).
Exhibit 99.1	Press Release of the Partnership dated September 15, 2004 regarding the pricing of the Common Unit Offering.

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  Item 8.01 Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX